UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2025

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Vel R. Phillips Avenue, Milwaukee, Wisconsin 53203
(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FI	The New York Stock Exchange
1.125% Senior Notes due 2027	FI27	The New York Stock Exchange
1.625% Senior Notes due 2030	FI30	The New York Stock Exchange
2.250% Senior Notes due 2025	FI25	The New York Stock Exchange
3.000% Senior Notes due 2031	FI31	The New York Stock Exchange
4.500% Senior Notes due 2031	FI31A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2025 (the “Confirmation Date”), the U.S. Senate confirmed Frank J. Bisignano as the Commissioner of the Social Security Administration and Mr. Bisignano resigned as Chairman and Chief Executive Officer and a director of Fiserv, Inc. (the “Company”). On such date, Michael P. Lyons, the President and CEO-Elect of the Company, became Chief Executive Officer and a director of the Company and ceased to be President of the Company. In addition, on such date, Doyle R. Simons, the lead independent director of the Company, became non-executive Chairman of the Board of the Company. As of the Confirmation Date, Mr. Bisignano held 112,921 unvested performance share units (“PSUs”) with respect to the 2023-2025 performance period and 83,899 unvested PSUs with respect to the 2024-2026 performance period. Based on the previously disclosed terms of the PSUs, the relevant performance multiplier, and pro-rated vesting, 153,787 and 57,127 PSUs, respectively, vested on the Confirmation Date. Unvested PSUs as of the Confirmation Date were forfeited. Information regarding Mr. Lyons and the offer letter Mr. Lyons and the Company executed on January 22, 2025 is incorporated herein by reference to Item 5.02 of the Company’s Current Report on Form 8-K dated January 22, 2025 and filed by the Company with the U.S. Securities and Exchange Commission on January 23, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 6, 2025	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer